SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                               FORM 8-K/A (No. 2)


                           Current Report Pursuant to
                           Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




         Date of report (Date of earliest event reported): June 30, 1997


                            Kinnard Investments, Inc.
             (Exact Name of Registrant as Specified in its Charter)


                                    Minnesota
                 (State or Other Jurisdiction of Incorporation)



         0-9377                                                 41-0972952
(Commission File Number)                            (I.R.S. Identification No.)

                             920 Second Avenue South
                          Minneapolis, Minnesota 55402
               (Address of Principal Executive Offices; Zip Code)


                                 (612) 370-2700
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


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Item 7.  Financial Statements and Exhibits.

         (a)  Financial statements of businesses acquired.  None.
         (b)  Pro forma financial information.  None.
         (c)  Exhibits.
              16.  Letter from Deloitte & Touche LLP

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      KINNARD INVESTMENTS, INC.


                                      By  /s/ Daniel R. Sass
                                         Daniel R. Sass, Chief Financial Officer
Date:  July 18, 1997

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                  EXHIBIT INDEX

                                       to

                 June 30, 1997 Form 8-K/A (No. 2) Current Report


                            KINNARD INVESTMENTS, INC.



Exhibit Index                       Description

      16                            Letter from Deloitte & Touche LLP